FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made and entered into this 19th day of June, 1997, by and among MATRIX SERVICE COMPANY, a Delaware corporation (hereinafter referred to as "Matrix"), MATRIX SERVICE, INC., an Oklahoma corporation (hereinafter to as "MSI"), MIDWEST INDUSTRIAL CONTRACTORS, INC., a Delaware corporation (hereinafter referred to as "MIC"), MATRIX SERVICE MID-CONTINENT, INC., an Oklahoma corporation (hereinafter referred to as "MSM"), PETROTANK EQUIPMENT, INC., an Oklahoma corporation (hereinafter referred to as "PEI"), TANK SUPPLY INC., an Oklahoma corporation (hereinafter referred to as "TSI"), SAN LUIS TANK PIPING CONSTRUCTION CO., INC., a Delaware corporation (hereinafter referred to as "SLT"), COLT CONSTRUCTION CO., INC., a Delaware corporation (hereinafter referred to as "CCC"), MIDWEST INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as "MII"), GEORGIA STEEL ACQUISITION CORPORATION, an Oklahoma corporation (hereinafter referred to as "GSAC"), GEORGIA STEEL FABRICATORS, INC., a Georgia corporation (hereinafter referred to as "GSF"), BROWN STEEL CONTRACTORS, INC., a Georgia corporation (hereinafter referred to as "BSC"), WEST COAST INDUSTRIAL COATINGS, INC., a California corporation (hereinafter referred to as "WCI"), MIDWEST SERVICE COMPANY, a Delaware corporation (hereinafter referred to as "MSC"), HEATH ENGINEERING, LTD., an Ontario corporation (hereinafter referred to as "HEL"), HEATH (TANK MAINTENANCE) ENGINEERING, LTD., a United Kingdom corporation (hereinafter referred to as "HTM"), MAYFLOWER VAPOR SEAL CORPORATION, an Oklahoma corporation (hereinafter referred to as ("MVS"), GENERAL SERVICE CORPORATION, a Delaware corporation (hereinafter referred to as "GSC"), MAINSERVE-ALLENTECH, INC., a Delaware corporation (hereinafter referred to as "MA"), MAINTENANCE SERVICES, INC., a Delaware corporation (hereinafter referred to as "MSERV"), and LIBERTY BANK AND TRUST COMPANY OF TULSA, NATIONAL ASSOCIATION (hereinafter referred to as the "Bank"). Matrix, MSI, MIC, MSM, PEI, TSI, SLT, CCC, MII, GSAC, GSF, BSC, WCI, MSC, HEL, HTM, MVS, GSC, MA and MSERV are hereinafter collectively referred to as the "Borrowers" and individually as a "Borrower."

      RECITALS

A. The Borrowers (except for GSC, MA and MSERV) are parties to that certain Credit Agreement dated August 30, 1994 (the same as amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement"), pursuant to which the Bank has established in favor of the Borrowers, on the terms and conditions set forth therein, (i) a revolving credit facility in the principal amount not to exceed $15,000,000.00, and (ii) a term loan facility in the original principal amount not to exceed $5,000,000.00.

B. The Borrowers have requested that the Bank (i) extend the maturity of the Revolving Credit Facility from October 31, 1998 to October 31, 1999, (ii) establish a new $5,000,000 term acquisition facility, (iii) add GSC, MA and MSERV as Borrowers under the Credit Agreement and as a co-maker on the Notes, and (iv) modify certain financial covenants and other provisions in the Credit Agreement, all as hereinafter set forth.


C. The Bank has agreed to the foregoing, subject to the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties agree to amend the Credit Agreement, effective as of the date hereof, as follows:

1.    TERMS DEFINED IN THE CREDIT AGREEMENT.

1.1 Definitions Incorporated by Reference. Capitalized terms used herein and not otherwise defined have the respective meanings assigned to them in the Credit Agreement.

1.2 Definitions Used Only in This Amendment. For purposes of this Amendment only, the following terms have the meanings indicated below:

Replacement Revolving Note. "Replacement Revolving Note" shall mean the promissory note to be executed and delivered by the Borrowers, in substantially the form attached hereto as Exhibit "A-1."

Replacement Term Note. "Replacement Term Note" shall mean the promissory note to be executed and delivered by the Borrowers, in substantially the form attached hereto as Exhibit "B-1."

The parties agree that, from and after the date of this Amendment, unless the context otherwise requires: (i) all references to the "Revolving Note" and the "Term Note" appearing in the Credit Agreement or any other Loan Documents shall mean and refer to the Replacement Revolving Note and the Replacement Term Note, respectively, together with any and all renewals, extensions or replacements thereof, amendments or modifications thereto or substitutions therefore, and (ii) the term "Loan Documents" shall include the Replacement Revolving Note and the Replacement Term Note.

2.    ADDITION OF GSC AND SUBSIDIARIES AS BORROWERS.   Pursuant to this
Amendment, GSC, MA and MSERV agree to execute this Amendment, the Replacement Revolving Note, the Replacement Term Note, the Acquisition Note and a Security Agreement, and hereafter all references in the Credit Agreement to the term "Borrowers" shall be deemed to include GSC, MA and MSERV.

3. ESTABLISHMENT OF ACQUISITION LOAN FACILITY. The Bank hereby agrees to establish a new term loan in favor of the Borrowers in the principal amount of $5,000,000.00. In order to effectuate the foregoing, the Credit Agreement is amended as of the date hereof in the following respects:

3.1 Amended Definitions. The definitions of the following terms appearing in Subsection 1.2 of the Credit Agreement are hereby amended to read as follows:

Credit Facilities. "Credit Facilities" shall mean, collectively, the Revolving Credit Facility, the Term Loan
Facility and the Acquisition Loan Facility, and "Credit Facility" shall mean either one of the Credit Facilities.

Notes. "Notes" shall mean collectively, the Revolving Note, the Term Note and the Acquisition Note, and "Note" shall mean any one of the Notes.

3.2 New Definitions. The following definitions of "Acquisition Loan Facility," "Acquisition Note" and "GSC Purchase Agreement" are hereby added to paragraph 1.2 of the Credit Agreement (to be inserted in alphabetical order):

Acquisition Loan Facility. "Acquisition Loan Facility" shall mean the term loan facility to be established by the Bank in favor of the Borrowers pursuant to Subsection 2.1.3 hereof.

Acquisition Note. "Acquisition Note" shall mean the promissory note to be executed by the Borrowers in order to evidence all Advances made under the Acquisition Loan Facility pursuant to Subsection 2.6.4 hereof, substantially in the form of Exhibit "J" attached hereto, as the same may be amended, modified, supplemented, renewed or extended from time to time. GSC Purchase Agreement. "GSC Purchase Agreement" shall mean that certain Purchase Agreement dated June 17, 1997 between Matrix and the shareholders of GSC for the purchase of 100% of the outstanding issued shares of stock in GSC.

3.3 Modified Subsections Required for Acquisition Loan Facility. In order to effectuate the terms and conditions of the Acquisition Loan Facility the Credit Agreement shall be modified in accordance with the following:

A. Modifications to Subsection 2.1. Subsection 2.1 of the Credit Agreement is hereby modified and shall hereafter be deemed to include the following Subsection 2.1.3:

2.1.3 Acquisition Loan Facility. The Bank agrees, upon satisfaction of the Conditions set forth in Subsection 6 of the Amendment, to establish a term loan facility, to be designated as the "Acquisition Loan Facility," in an aggregate principal amount not to exceed Five Million and No/100 Dollars ($5,000,000.00).

B. Modification to Subsection 2.2. Subsection 2.2 of the Credit Agreement is hereby modified and shall hereafter be deemed to include the following Subsection 2.2.3:

2.2.3 Acquisition Loan Facility. Proceeds of the Acquisition Loan Facility shall be used by Borrowers solely for the purpose of paying down Advances under the Revolving Credit Facility which were incurred in the Borrowers' acquisition of the ownership of GSC (and its subsidiaries) and the refinancing of equipment owned by GSC.

C. Modifications to Subsection 2.6. Subsection 2.6 of the Credit Agreement is hereby modified and shall hereafter be deemed to include the following Subsection 2.6.4:

2.3.4 Acquisition Note. The balance outstanding under the Acquisition Loan Facility shall be evidenced by the Acquisition Note, which shall be made, executed and delivered by the Borrowers as a condition of this Amendment.

D. Modifications to Subsection 2.7.3(c) and (g). Subsections 2.7.3(c) and (g) of the Credit Agreement shall hereafter be modified to read in their entirety as follows:

(c) no Interest Period shall extend beyond October 31, 1999 (in the case of outstanding Advances under the Revolving Note), August 31, 1999 (in the case of outstanding Advances under the Term Note), and June 19, 2002 (in the case of the outstanding principal balance under the Acquisition Note);


(g) notwithstanding any provisions herein to the contrary, the Borrowers may select an Interest Period of less than 30 days for Advances included within the Prime Tranche if such shorter period ends on October 31, 1999 (in the case of outstanding Advances under the Revolving Note), and August 31, 1999 (in the case of outstanding Advances under the Term Note), and the Borrowers may select an Interest Period of less than 30 days when continuing or converting any portion of the outstanding balance under the Acquisition Loan Facility included within the Prime Tranche if such shorter period ends on June 19, 2002.

D. Modification to Subsection 2.7. Subsection 2.7 of the Credit Agreement is hereby modified and shall hereafter be deemed to include the following Subsection 2.7.6:

2.7.6 Acquisition Note.

(a) Interest Rate Election. Prior to the effectiveness of this Amendment, the Borrowers shall irrevocably elect in writing either a fixed rate of interest (in accordance with the provisions of Subsection 2.7.6 (b) hereof) or a variable rate of interest (in accordance with the provisions of Subsection 2.7.6(c) hereof) to apply to the amounts outstanding under the Acquisition Note.

(b) Fixed Rate Option. If the Borrowers elect a fixed rate pursuant to Subsection 2.7.6(a) hereof, the unpaid amounts outstanding under the Acquisition Note shall bear interest at a fixed rate per annum equal to the sum of the Two-Year Treasury Rate plus two percent (2%). In the event of any Event of Default and until cured to the satisfaction of the Bank, the unpaid principal amount and all accrued and unpaid interest outstanding under the Acquisition Note shall bear interest at a fixed rate per annum equal to the sum of the Two-Year Treasury Rate plus four percent (4%).

(c) Variable Rate Option. If the Borrowers elect a variable rate pursuant to Subsection 2.7.6(a) hereof, the unpaid principal amounts outstanding under the Acquisition Note shall bear interest at a variable rate per annum determined by reference to the Prime Rate or the LIBOR Rate, as selected by the Borrowers pursuant to a Rate Election made in accordance with the provisions of Subsection 2.7.3 hereof, as follows:

(i) Amounts outstanding under the Acquisition Note included within the Prime Tranche shall bear interest at a fluctuating rate per annum equal to the Prime Rate, adjusted as of the date of each change therein.

(ii) Amounts outstanding under the Acquisition Note included within the LIBOR Tranche shall bear interest at a rate per annum equal to the sum of the LIBOR Rate applicable to such LIBOR Tranche plus two percent (2%).

(iii) In the event of any Event of Default and until cured to the satisfaction of the Bank, the unpaid principal amount outstanding under the Acquisition Term Note shall bear interest at a fluctuating rate per annum equal to the Prime Rate plus two percent (2%), adjusted as of the date of each change therein.

E. Modifications to Subsection 2.8. Subsection 2.8 of the Credit Agreement is hereby modified and shall hereafter be deemed to include the following Subsection 2.8.4:

2.8.4 Acquisition Loan Facility Fee. As a condition of this Amendment, the Borrowers shall pay to the Bank a nonrefundable "Acquisition Loan Facility Fee" in the amount of $12,500.00.

F. Modifications to Subsection 2.9. Subsection 2.9 of the Credit Agreement is hereby modified and shall hereafter be deemed to include the following Subsection 2.9.3:

2.9.3 Acquisition Note.  The outstanding balance under the Acquisition
Note shall be due and payable in six (6) monthly installments of interest only, and thereafter in fifty-four (54) monthly installments of principal and interest, calculated on the basis of a sixty (60) month amortization, which installments shall be made on the first Business Day of each calendar month beginning on the first Business Day of the first calendar month following the date hereof. The final maturity of the Acquisition Note shall be June 19, 2002, and on that date the outstanding principal balance and all accrued and unpaid interest under the Acquisition Note shall be due and payable.

4. EXECUTION OF REPLACEMENT REVOLVING NOTE AND EXTENSION OF REVOLVING CREDIT FACILITY MATURITY DATE.

4.1 Execution of Replacement Revolving Note. The Revolving Note, as in effect on the date hereof, has a maturity date of October 31, 1999, and the Borrowers hereby agree to execute the Replacement Revolving Note to add GSC, MA and MSERV as co-makers on the Revolving Note, which shall retain a maturity date of October 31, 1999.

4.2 Extension of Revolving Credit Facility Maturity Date. Approval from a Participating Lender is required in order to effectuate an extension of the termination date of the Revolving Credit Facility in accordance with Subsection 2.13 of the Credit Agreement. Upon obtaining requisite approvals from any participating lenders, the Borrowers agree to execute and deliver a replacement to the Replacement Revolving Note, which note shall have a maturity date of October 31, 1999, and upon delivery of such note to the Bank, all references in the Credit Agreement to the termination date or maturity date of the Revolving Note shall thereafter be deemed to refer to October 31, 1999.

5.    MODIFICATIONS TO FINANCIAL COVENANTS.

5.1 Tangible Net Worth. Subsection 7.11.1 of the Credit Agreement is hereby modified and amended and shall hereafter be deemed to include the additional requirement that after May 31, 1997, the Borrowers will not permit their consolidated tangible net worth (determined in accordance with GAAP) to be less than $45,000,000.00.

5.2 Working Capital. Subsection 7.11.2 of the Credit Agreement is hereby modified and amended to delete the dollar amount stated as "$12,500,000.00" and replace that dollar amount with the dollar amount stated as "$18,000,000.00."

5.3 Cash Flow Coverage Ratio. From and after the date hereof, the Bank agrees to waive the Borrowers' compliance with the Cash Flow Coverage Ratio contained in Subsection 7.11.4 of the Credit Agreement until February 28, 1998, and the Borrowers agree that from and after February 28, 1998 the Borrowers shall be subject to and in compliance with Subsection 7.11.4 of the Credit Agreement.

6. CONDITIONS. The amendments to the Credit Agreement set forth in this Amendment shall be effective from and after the date hereof, but subject to the Borrowers' satisfaction of each of the following conditions precedent:

6.1 GSC Purchase Agreement. The Bank shall have received a final copy of the GSC Purchase Agreement (the terms of which must be satisfactory to the Bank), and the closing of the transactions contemplated by the GSC Purchase Agreement (including the equipment refinancing) shall have occurred.

6.2 Loan Amendment Documents. The Borrowers shall have duly and validly authorized, executed and delivered to the Bank, the following documents, all in form and substance satisfactory to the Bank:

(a)   This Amendment;

(b)   The Acquisition Note;

(c)   The Replacement Revolving Note;

(d)   The Replacement Term Note;

(e) Security Agreements, executed by GSC, MA and MSERV, respectively, in favor of the Bank; and

(f) Appropriate UCC-1 financing statements, executed by GSC, MA and MSERV.

6.3 Corporate Documents. With respect to GSC, MA and MSERV, the Bank shall have received: (i) a true and correct copy of their Articles or Certificate of Incorporation, as amended; (ii) a true and correct copy of their Bylaws, as amended; and (iii) a good standing certificate issued by the Secretary of State or equivalent public official of the state or jurisdiction of their incorporation, as to their due incorporation and good standing under the laws of such state or jurisdiction.

6.4 Resolutions. With respect to each of the Borrowers, the Bank shall have received a true and correct copy of the resolutions adopted by its Board of Directors duly authorizing the borrowings contemplated hereunder and the execution, delivery and performance of the Loan Documents to which it is a party.

6.5 Incumbency Certificates. With respect to each of the Borrowers, the Bank shall have received a certificate executed by its duly elected and acting corporate secretary stating the names and titles and containing specimen signatures of the officers authorized to execute and deliver the Loan Documents to which it is a party.

6.6 Payoff Letter. The Bank shall have received a satisfactory payoff letter from the holder of the existing equipment financing facility with GSC, (i) stating the amount necessary to pay off the principal balance of and accrued interest on such equipment financing facility, (ii) setting froth payment instruction for remitting the payoff amount, (iii) stating that, immediately upon receipt of the payoff amount, said holder will release any Liens which it may have in or to the Collateral (or any portion thereof) and will deliver or cause to be filed UCC termination statements with respect to all currently effective financing statement of file in any UCC office naming GSC, MA or MSERV as debtor and covering the Collateral (or any portion thereof), and (iv) acknowledging that, upon such holder's receipt of the payoff amount, it will no longer have and Lien on the Collateral (or any portion thereof) to secure any Debt now or hereafter owing to it by GSC, MA or MSERV.

6.7 Lien Searches. The Bank shall have received certified responses to UCC lien search requests reflecting that there are no effective UCC financing statements on file in any filing office in the State of Oklahoma or any other states or jurisdictions in which GSC, MA and MSERV maintain their principal place of business naming GSC, MA or MSERV as debtor and covering the Collateral, other than (i) financing statements in favor of the Bank, and (ii) financing statements relating to Permitted Liens.

6.8 Insurance Policies. The Bank shall have received copies of such insurance policies, or binders or certificates of insurance, in form and substance satisfactory to the Bank evidencing that GSC, MA and MSERV have obtained and are maintaining the minimum insurance coverages required by the Credit Agreement, as amended by this Amendment.

6.9 Other Matters. The Borrowers shall have provided the Bank with such reports, information, financial statements, and other documents as the Bank has reasonably requested to evidence the Borrowers' compliance with the terms and conditions of this Agreement and the Loan Documents.

6.10 Legal Matters. All legal matters incident to the Loan Documents and the Credit Facilities shall be satisfactory to the Bank and its counsel.

6.11 No Defaults. There shall not have occurred and be continuing any Default or Event of Default.

7. REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Borrowers contained in Section 5 of the Credit Agreement are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment. The Borrowers (including GSC, MA and MSERV) further represent and warrant to the Bank that:

7.1 Authority. The Borrowers have all corporate power and authority and have been duly authorized to execute, deliver and perform its obligations under this Amendment, the Credit Agreement (as amended by this Amendment), and Acquisition Note.

7.2 Binding Obligations; Enforceability. This Amendment, the Credit Agreement (as amended by this Amendment), and each of the Notes are valid and legally binding obligations of the Borrowers (including GSC, MA and MSERV), enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

7.3 No Conflicts. The execution, delivery and performance of this Amendment, the Credit Agreement (as amended by this Amendment), and the Acquisition Note by the Borrowers do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the Borrowers' Certificates of Incorporation, as amended, or Bylaws, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which either of the Borrowers is subject or by which the assets of either of the Borrowers are bound or affected, (b) result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any property now or hereafter owned by the Borrowers, pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which either of the Borrowers is a party, other than the obligations of the Borrowers in favor of the Bank created by the Loan Documents, or (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any court or any administrative or governmental body (domestic or foreign), or, to the extent any such consent or other action may be required, it has been validly procured or duly taken.

7.4   No Subsidiaries.  Each of MA and MSERV is a wholly-owned Subsidiary
of GSC.   Except for the foregoing ownership interests of GSC in MA and
MSERV, none of GSC, MA or MSERV (i) has any Subsidiaries, (ii) owns any stock in any other corporation, or (iii) is a partner or joint venturer in or equity owner of any partnership, joint venture or other business association.

8.    MISCELLANEOUS.

8.1 Effect of Amendment. Except as expressly modified and amended by this Amendment, all other terms of the Credit Agreement shall continue in full force and effect in accordance with their original stated terms and are hereby reaffirmed in every respect as of the date hereof. To the extent that the terms of this Amendment are inconsistent with the terms of the Credit Agreement, this Amendment shall control and the Credit Agreement shall be amended, modified or supplemented so as to give full effect to the transactions contemplated by this Amendment.

8.2 Exhibits. (a) The form of Acquisition Note attached hereto as Exhibit "I" is hereby added as an Exhibit to the Credit Agreement, (b) the form of Replacement Revolving Note attached hereto as Exhibit "A-1" is hereby substituted for Exhibit "A" to the Credit Agreement, and (c) the form of Replacement Term Note attached hereto as Exhibit "B-1" is hereby substituted for Exhibit "B" to the Credit Agreement.

8.3 Descriptive Headings. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction or the content of this Amendment.
8.4 Reimbursement of Expenses. The Borrowers agree to pay all reasonable out-of-pocket expenses, including, without limitation, filing fees, recording costs and reasonable attorney's fees and expenses, incurred by the Bank in connection with the preparation of this Amendment and the documents contemplated hereby.

8.5 Reaffirmation of Security Agreements. By signing below, the Borrowers hereby ratify and reaffirm the Security Agreements and agree that the Security Agreements shall continue in full force and effect in accordance with their terms as security for payment and performance of all Indebtedness arising under or in connection with the Credit Agreement (as amended hereby), including, without limitation, all Indebtedness arising under, in connection with or evidenced by Acquisition Note. All references to the term "Indebtedness" contained in the Credit Agreement, the Security Agreements and other Loan Documents shall hereafter be deemed to include all liabilities, obligations and indebtedness of the Borrowers to the Bank arising out of or relating to this Amendment or the Acquisition Note and any and all extensions and renewals thereof.

IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Agreement to be duly executed in multiple counterparts, each of which shall be considered an original, effective the date and year first above written.

MATRIX SERVICE COMPANY,
a Delaware corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary



MATRIX SERVICE, INC.,
an Oklahoma corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary




MIDWEST INDUSTRIAL CONTRACTORS, INC.,
a Delaware corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary



MATRIX SERVICE MID-CONTINENT, INC.,
an Oklahoma corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary


PETROTANK EQUIPMENT, INC.,
an Oklahoma corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary


TANK SUPPLY, INC.,
an Oklahoma corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary



SAN LUIS TANK PIPING CONSTRUCTION CO., INC., a Delaware corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary



COLT CONSTRUCTION CO., INC.,
a Delaware corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary



MIDWEST INTERNATIONAL, INC.,
a Delaware corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary



GEORGIA STEEL ACQUISITION CORPORATION,
an Oklahoma corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary



GEORGIA STEEL FABRICATORS, INC.,
a Georgia corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary



BROWN STEEL CONTRACTORS, INC.,
a Georgia corporation



By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary



WEST COAST INDUSTRIAL COATINGS, INC.,
a California corporation



By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary



MIDWEST SERVICE COMPANY,
a Delaware corporation



By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary



HEATH ENGINEERING, LTD.,
an Ontario corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary


HEATH (TANK MAINTENANCE) ENGINEERING, LTD., an United Kingdom corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary



MAYFLOWER VAPOR SEAL CORPORATION,
an Oklahoma corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary



GENERAL SERVICE CORPORATION,
a Delaware corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary


MAINSERVE-ALLENTECH, INC.,
a Delaware corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary


MAINTENANCE SERVICES, INC.,
a Delaware corporation


By:      /s/C. William Lee
         -----------------
Name:    C. William Lee
Title:   Secretary



LIBERTY BANK AND TRUST COMPANY
OF TULSA, NATIONAL ASSOCIATION


By:     /s/Kevin C. Short
        -----------------
Name:   Kevin C. Short
Title:  Banking Officer

      EXHIBITS

Exhibit "A-1"   -   Form of Replacement Revolving Note

Exhibit "B-2"   -   Form of Replacement Term Note

Exhibit "J"     -   Form of Acquisition Note